CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in post-effective amendment No. 6 to the registration statement on Form S-6 (File No. 33-37442) for Templeton Capital Accumulation Plans of our report dated October 27, 1995, on our audit of the financial statements of Franklin/Templeton Distributors, Inc.

                                              /s/COOPERS & LYBRAND L.L.P.
                                                 Coopers & Lybrand L.L.P.



San Francisco, California
December 27, 1995


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